Federated Hermes Floating Rate Strategic Income Fund
A Portfolio of Federated Hermes Income Securities Trust
CLASS A SHARES (TICKER FRSAX)
CLASS C SHARES (TICKER FRICX)
INSTITUTIONAL SHARES (TICKER FFRSX)
CLASS R6 SHARES (TICKER FFRLX)
CLASS A1 SHARES (TICKER FFRFX)

SUPPLEMENT TO SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION DATED MAY 31, 2021
On August 13, 2021, the Board of Trustees of Federated Hermes Income Securities Trust, on behalf of Federated Hermes Floating Rate Strategic Income Fund (the “Fund”), approved the conversion of the Fund’s existing Class C Shares to the Fund’s Class A Shares on a tax-free basis and without any fee, load or charge to Class C shareholders. The conversion is expected to become effective on or about the close of business on November 19, 2021. Accordingly, all references to Class C Shares are removed from the Fund’s Summary Prospectuses, Prospectuses and Statements of Additional Information as of the close of business on November 19, 2021. In preparation for the conversion, effective September 17, 2021, the Fund’s Class C were closed to new investors, new purchases (including systematic purchases) by existing shareholders and intra-fund and inter-fund exchanges into Class C Shares.
The Fund also offers Class A Shares, Institutional Shares, Class R6 Shares and Class A1 Shares to which no changes are proposed at this time.
As noted, the changes are proposed to occur on or about the close of business on November 19, 2021. When business opens on November 22, 2021, the conversion will have occurred. There is no action required by shareholders to effect the conversion and there will be no disruption to accounts as a result of the conversion.
Existing Class C shareholders may continue to redeem the Fund’s Class C Shares and to exchange the Fund’s Class C Shares into other Federated Hermes Funds in accordance with the Fund’s Prospectus. In particular, the following transactions may also continue in accordance with certain requirements as described in the Fund’s Prospectus:
■ intra-fund conversions of Class C Shares to another share class of the Fund;
■ inter-fund exchanges out of Class C Shares into Class C Shares of another Federated Hermes fund; and
■ the automatic conversion of Class C Shares into Class A Shares pursuant to the Class C Shares’ automatic conversion feature.
Current Class C shareholders should refer to their Fund prospectus which contains Class A Shares for important information regarding fees, expenses and other Class A specific disclosure.
September 17, 2021

Federated Hermes Floating Rate Strategic Income Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q455508 (9/21)
© 2021 Federated Hermes, Inc.